[Transamerica Life Insurance Company Letterhead]

March 17, 2005

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Separate Account VA D

File No. 811-09777, CIK 0001034622

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA D, a unit investment trust registered under the Act, recently mailed to its contract owners the annual reports for the following underlying management investment companies: AEGON/Transamerica Series Trust, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Janus Aspen Series, MFS® Variable Insurance TrustSM and Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On March 10, 2005, AEGON/Transamerica Series Trust, filed its annual report with the Commission via EDGAR (CIK: 0000778207);

•	On February 25, 2005, AIM Variable Insurance Funds filed its annual report with the Commission via EDGAR (CIK: 0000896435);

•	On March 10, 2005, AllianceBernstein Variable Products Series Fund, Inc. filed its annual report with the Commission via EDGAR (CIK: 0000825316);

•	On February 25, 2005, Janus Aspen Series filed its annual report with the Commission via EDGAR (CIK: 0000906185);

•	On March 4, 2005, MFS® Variable Insurance TrustSM filed its annual report with the Commission via EDGAR (CIK: 0000825316); and

Securities and Exchange Commission

March 17, 2005

•	On February 25, 2005 and March 2 and 3, 2005, Variable Insurance Products Fund filed its annual report with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Transamerica Life Insurance Company

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith Assistant General Counsel Financial Markets Group